                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): August 18, 2003


                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


            Pennsylvania                      0-21639                    23-2858652
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  (State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer
   incorporation or organization)                                  Identification Number)


                507 Prudential Road, Horsham, Pennsylvania 19044
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 441-3000
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Item 7.   Financial Statements and Exhibits.

          (a)   Financial Statements of Businesses Acquired

          Not Applicable

          (b)  Pro Forma Financial Information

          Not Applicable

          (c)  Exhibits

          The following exhibits are furnished with this Report on Form 8-K:

Number         Title
------         -----

99.1           Press release of NCO Group, Inc. dated August 18, 2003.

99.2 Sixth Amended and Restated Credit Agreement dated as of August 13, 2003, by and among NCO Group, Inc., as borrower, Citizens Bank of Pennsylvania, as administrative agent and a lender, and the financial institutions identified therein as lenders.

Item 9.  Regulation FD Disclosure.

         On August 18, 2003, the Company issued a press release announcing the refinancing of its credit facility. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

         The Company disclaims any obligation to update the information in this Report as a result of new information, future events, or otherwise.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NCO GROUP, INC.

                                    By:  Steven L. Winokur
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                                         Executive Vice President of Finance,
                                         Chief Financial Officer, and
                                         Chief Operating Officer
                                         of Shared Services

Date: August 19, 2003













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